OTHER PAYABLES AND ACCRUALS (Tables)	12 Months Ended
Dec. 31, 2016
OTHER PAYABLES AND ACCRUALS
Schedule of other payables and accruals

	2015	2016
	RMB	RMB
Receipts from customers	314,381	469,471
Professional service fees	2,716	2,271
Office expenses	6,828	5,240
Payables to employees related to net proceeds from share options exercised	8,358	264
Accrued interest expense related to convertible senior notes	7,685	8,210
Payable for acquisition	8,450	8,450
Others	1,556	4,130

Total	349,974	498,036